UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 January 25, 2008 (January 22, 2008)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 22, 2008, the Board of Directors of Norfolk Southern Corporation amended the Norfolk Southern Corporation Outside Directors' Deferred Stock Unit Program (ODDSUP) to provide: (1) that each current director's existing account under ODDSUP will be settled in stock rather than cash; (2) that such balance be paid under the Norfolk Southern Corporation Long-Term Incentive Plan (LTIP); and (3) that all future stock unit awards that would otherwise be made under ODDSUP will instead be made under LTIP.  A copy of the restated ODDSUP is attached hereto as Exhibit 10.1.

On January 22, 2008, the Compensation Committee of the Board of Directors approved Restricted Stock Unit Awards to each outside director under the Norfolk Southern Corporation Long-Term Incentive Plan, effective the first day of the window period, January 24, 2008, equal to the number of stock units that each director previously had in the ODDSUP plus a grant of 3,000 restricted stock units as the 2008 award.  A copy of each outside director's award agreement under LTIP is attached hereto as Exhibits 10.2 through 10.10.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 22, 2008, the Board of Directors amended the Bylaws of Norfolk Southern Corporation to decrease the number of directors from ten to nine effective as of February 1, 2008.  The amended Bylaws are attached hereto as Exhibit 3.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Dezora M. Martin

                                                            _________________________________

                                                            Name:  Dezora M. Martin
                                                            Title:    Corporate Secretary

Date:  January 25, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Norfolk Southern Corporation Outside Directors' Deferred Stock Unit Program
10.2	2008 Award Agreement between Norfolk Southern Corporation and Gerald L. Baliles, dated January 24, 2008
10.3	2008 Award Agreement between Norfolk Southern Corporation and Daniel A. Carp, dated January 24, 2008
10.4	2008 Award Agreement between Norfolk Southern Corporation and Gene R. Carter, dated January 24, 2008
10.5	2008 Award Agreement between Norfolk Southern Corporation and Alston D. Correll, dated January 24, 2008
10.6	2008 Award Agreement between Norfolk Southern Corporation and Landon Hilliard, dated January 24, 2008
10.7	2008 Award Agreement between Norfolk Southern Corporation and Burton M. Joyce, dated January 24, 2008
10.8	2008 Award Agreement between Norfolk Southern Corporation and Steven F. Leer, dated January 24, 2008
10.9	2008 Award Agreement between Norfolk Southern Corporation and Jane M. O'Brien, dated January 24, 2008
10.10	2008 Award Agreement between Norfolk Southern Corporation and J. Paul Reason, dated January 24, 2008
3	Bylaws of Norfolk Southern Corporation